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                                                                      EXHIBIT 3

                           JOINT REPORTING AGREEMENT


                 Insignia Financial Group, Inc., Andrew L. Farkas, Metropolitan Asset Enhancement, L.P., Liquidity Assistance L.L.C., MAE Parent, Inc. and MAE GP Corporation agree that the Statement on Schedule 13D (the "Statement") to which this Agreement is attached as an exhibit, and all future amendments to the Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

                 This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument.

Dated November 25, 1996


                                       /s/ Andrew L. Farkas
                                       --------------------------------------
                                       Andrew L. Farkas

                                       INSIGNIA FINANCIAL GROUP, INC.


                                       By: /s/ Frank M. Garrison
                                          -----------------------------------
                                           Frank M. Garrison,
                                           Executive Managing Director

                                       METROPOLITAN ASSET ENHANCEMENT, L.P.

                                       By: MAE Parent, Inc., General Partner
                                           By: /s/ John K. Lines
                                              _______________________________
                                               John K. Lines,
                                               Vice President

                                       LIQUIDITY ASSISTANCE L.L.C.


                                       By: /s/ J. Scott Kester
                                          -----------------------------------
                                           J. Scott Kester,
                                           President





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                                       MAE PARENT, INC.


                                       By: /s/ John K. Lines
                                          -----------------------------------
                                           John K. Lines,
                                           Vice President


                                       MAE GP CORPORATION


                                       By: /s/ John K. Lines
                                          -----------------------------------
                                           John K. Lines,
                                           Secretary





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